Stock-Based Compensation	12 Months Ended
Dec. 31, 2023
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 15 — Stock-Based Compensation

2020 Share Incentive Plan

In June 2020, in connection with the business combination, the Company’s board approved the 2020 Share Incentive Plan (the “2020 Plan”) and reserved 4,632,449 ordinary shares for issuance thereunder. The Company’s employees, non-employee directors and consultants are eligible to receive options, restricted shares, restricted share units, dividend equivalents, deferred shares, share payments or share appreciation rights, which may be awarded or granted under the Plan (collectively, “Awards”). The administrator is authorized to grant deferred shares to any eligible individual. The number of shares of deferred shares shall be determined by the administrator; shares underlying a deferred share award will not be issued until the deferred share award has vested, pursuant to a vesting schedule or other conditions or criteria set by the administrator. As of December 31, 2023 and 2022, a total of 3,936,504 shares each had been granted under the 2020 Plan and 695,945 shares each remained available for future awards.

On December 1, 2020, 1,486,504 deferred shares were granted to certain employees, non-employee directors and consultants for their services during the year ended December 31, 2020. All of the deferred shares granted are fully vested on the grant date. The Company estimated the fair value of shares at $2.46 per ordinary share based on the closing price of $123.00 per ADS on the grant date in an aggregate of $3,656,800.

On March 3, 2022, 2,450,000 deferred shares were granted to certain non-employee consultants for their services for the years of 2022 and 2023. All of the deferred shares granted are fully vested on the grant date. The Company estimated the fair value of shares at $0.75 per ordinary share based on the closing price of $37.50 per ADS on the grant date in an aggregate of $1,837,500. The stock-based compensation expenses are recognized over the requisite service period.

2023 Share Incentive Plan

On October 6, 2023, the 2023 Annual Meeting approved and adopted the Company’s 2023 Equity Incentive Plan, pursuant to which an aggregate of 33,818,770 ordinary shares will be awarded or granted. On October 31, 2023, the Compensation Committee approved that a total of 32,000,000 Class B ordinary shares in the form of shares and deferred shares were granted to two directors in exchange for their services through the third quarter of 2024. The Company estimated the fair value of shares at $0.02 per Class B ordinary share based on the closing price of $1.00 per ADS on the grant date in an aggregate of $640,000. The stock-based compensation expenses are recognized over the requisite service period. On December 14, 2023, a total of 14,000,000 Class B ordinary shares were vested and issued to the directors. As of December 31, 2023, a total of 1,818,770 shares under the 2023 Plan remained available for future awards.

The following table provides the details of the total share-based payments under 2020 Plan and 2023 Plan during the years ended December 31, 2023, 2022, and 2021.

	Year ended December 31,
	2023	2022	2021

Compensation and benefits	$373,333	$-	$-
Communication and technology	225,000	225,000	-
Marketing	206,250	206,250	-
Professional fees	243,750	243,750	-
General and administrative	243,750	243,750	-

Total	$1,292,083	$918,750	$-

As of December 31, 2023, approximately $266,000 of total unrecognized compensation expense related to future services is expected to be recognized over a period of less than one year.